   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 1997

                                                             FILE NO.
                                                                      ----------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF
                 SECURITIES PURSUANT TO SECTION 12(b) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           ENERGY SEARCH, INCORPORATED
             (Exact name of registrant as specified in its charter)


           TENNESSEE                                   62-1423071
 (State of incorporation or               (I.R.S. Employer Identification No.)
         organization)

280 FORT SANDERS WEST BLVD., SUITE 200,                  37922
          KNOXVILLE, TN                                (Zip Code)
 (Address of principal executive
             offices)

Securities to be registered pursuant to Section 12(b) of the Act:

          TITLE OF EACH                            NAME OF EACH EXCHANGE ON
     CLASS TO BE SO REGISTERED              WHICH EACH CLASS IS TO BE REGISTERED
     -------------------------              ------------------------------------

Units comprised of one share of Common
     Stock, no par value and one
  Redeemable Series A Common Stock
Purchase Warrant, each to purchase one
 share of Common Stock, no par value                  Boston Stock Exchange
--------------------------------------      ------------------------------------


     Common Stock, no par value                       Boston Stock Exchange
--------------------------------------      ------------------------------------


  Redeemable Series A Common Stock
 Purchase Warrants, each to purchase
    one share of Common Stock                         Boston Stock Exchange
--------------------------------------      ------------------------------------

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

       A description of the securities to be registered hereby is, pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), incorporated by reference from the descriptions thereof set forth under the heading "Description of Securities" in the form of Prospectus contained in the registrant's Registration Statement on Form SB-2, as amended (the "Form SB-2"), filed with the Securities and Exchange Commission (Reg. No. 333-12755) on September 26, 1996, and in the Third Amended and Restated Charter of the registrant filed as Exhibit 3.1 to the Form SB-2, as amended.

ITEM 2.  EXHIBITS

       The following exhibits are required to be filed as part of this Registration Statement:

EXHIBIT NUMBER           DESCRIPTION

*3.1                     Third Amended and Restated Charter of the Registrant
*3.3                     Fourth Amended and Restated Bylaws of the Registrant
*4.1                     Specimen of Common Stock Certificate
*4.2                     Specimen of Redeemable Series A Common Stock
                             Purchase Warrant Certificate
 4.4                     Specimen of Unit Certificate

* Copies of such exhibits are, pursuant to Rule 12b-32 promulgated under the Exchange Act, incorporated herein by reference to the exhibits with the same exhibit number filed as part of the Form SB-2.


                                   SIGNATURE

       Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

       (Registrant)   ENERGY SEARCH, INCORPORATED
                      ---------------------------------------------------------

Date   January 22, 1997
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By     /s/ Richard S. Cooper
   ----------------------------------------------------------------------------
       Richard S. Cooper, President

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